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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 29, 2005

FRONTIER AIRLINES, INC
(Exact name of Registrant as specified in its charter)

Colorado	0-24126	84-1256945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 Tower Road, Denver, CO		80249
(Address of principal executive offices)		(zip code)

Registrant's telephone number, including area code: (720) 374-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

        On November 29, 2005, Frontier Airlines, Inc. announced a proposed public offering of $80 million aggregate principal amount of Convertible Debentures due 2025. In connection with this offering, Frontier has elected to file by this report an exhibit to its Registration Statement on Form S-3, File No. 333-128407.

Item 9.01. Financial Statements and Exhibits

Exhibit 25.1	Statement of Eligibility of Trustee on Form T-1, as Trustee under the Indenture for Debt Securities

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER AIRLINES, INC.
Date: December 1, 2005	By:	/s/ DAVID SISLOWSKI David Sislowski, Vice President—Administration and General Counsel

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Exhibit Index

Exhibit 25.1	Statement of Eligibility of Trustee on Form T-1, as Trustee under the Indenture for Debt Securities

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  Item 8.01. Other Events
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index